UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3295	25-1190717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, New York, NY	10174-1901

(Address of principal executive offices)	(Zip Code)

(212) 878-1800

(Registrant's telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibits

		99.1	Press Release dated July 29, 2004

Item 12.	Results of Operations and Financial Condition

On July 29, 2004, Minerals Technologies Inc. issued a press release concerning its financial performance for the second quarter of 2004 and its intention to restate its financial statements for the fiscal quarter ended September 28, 2003 and for the fourth quarter and fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 12 and Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ S. Garrett Gray

S. Garrett Gray
Vice President, General Counsel and Secretary
Date: July 29, 2004

MINERALS TECHNOLOGIES INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Press Release dated July 29, 2004

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